Exhibit 32.1
                                                                    ------------



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Paragon Technologies, Inc. (the "Company") Annual Report on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                       /s/ Leonard S. Yurkovic
                       ----------------------------------------------------
                            Leonard S. Yurkovic
                            President and Chief Executive Officer
                            March 29, 2004




                        /s/ Ronald J. Semanick
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                            Ronald J. Semanick
                            Chief Financial Officer and Vice President - Finance
                              and Treasurer
                            March 29, 2004